[Green Street Financial Corp Letterhead]









December 16, 1996

Dear Fellow Stockholder:

     On behalf of the Board of Directors and management of Green Street Financial Corp, (the "Company"), I cordially invite you to attend the Annual Meeting of Stockholders to be held at the offices of the Company, 241 Green Street, Fayetteville, North Carolina, on January 29, 1997, at 5:15 p.m. The attached Notice of Annual Meeting and Proxy Statement describe the formal business to be transacted at the Annual Meeting. During the Annual Meeting, I will also report on the operations of the Company. Directors and officers of the Company, as well as a representative of McGladrey & Pullen, LLP, certified public accountants, will be present to respond to any questions stockholders may have.

     The matters to be considered by stockholders at the Annual Meeting are described in the accompanying Notice of Annual Meeting and Proxy Statement. The Board of Directors of the Company has determined that the matters to be considered at the Annual Meeting are in the best interests of the Company and its stockholders. For the reasons set forth in the Proxy Statement, the Board of Directors unanimously recommends a vote "FOR" each matter to be considered.

     WHETHER OR NOT YOU PLAN TO ATTEND THE ANNUAL MEETING, PLEASE SIGN AND DATE THE ENCLOSED PROXY CARD AND RETURN IT IN THE ACCOMPANYING POSTAGE-PAID RETURN ENVELOPE AS PROMPTLY AS POSSIBLE. This will not prevent you from voting in person at the Annual Meeting, but will assure that your vote is counted if you are unable to attend the Annual Meeting. YOUR VOTE IS VERY IMPORTANT.

                                          Sincerely,


                                          /s/H.D. Reaves, Jr.
                                          H.D. Reaves, Jr.
                                          President

                          GREEN STREET FINANCIAL CORP
                               241 GREEN STREET
                      FAYETTEVILLE, NORTH CAROLINA  28301

                   NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                        To be Held on January 29, 1997

NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders (the "Meeting") of Green Street Financial Corp ("the Company"), will be held at the offices of the Company, 241 Green Street, Fayetteville, North Carolina on January 29, 1997, at 5:15 p.m.

The Meeting is for the purpose of considering and acting upon the following matters:

1.   The election of three directors of the Company;

2. The ratification of the appointment of McGladrey & Pullen, LLP, as independent auditors of the Company for the fiscal year ending September 30, 1997; and

3. Such other matters as may properly come before the meeting or any adjournments thereof.

The Board of Directors is not aware of any other business to come before the Meeting. Any action may be taken on the foregoing proposals at the Meeting on the date specified above or on any date or dates to which, by original or later adjournment, the Meeting may be adjourned. Stockholders of record at the close of business on December 11, 1996 are the stockholders entitled to vote at the Meeting and any adjournments thereof.

EACH STOCKHOLDER, WHETHER OR NOT HE PLANS TO ATTEND THE MEETING, IS REQUESTED TO SIGN, DATE AND RETURN THE ENCLOSED PROXY WITHOUT DELAY IN THE ENCLOSED POSTAGE-PAID ENVELOPE. ANY PROXY GIVEN BY THE STOCKHOLDER MAY BE REVOKED BY FILING WITH THE SECRETARY OF THE COMPANY A WRITTEN REVOCATION OR A DULY EXECUTED PROXY BEARING A LATER DATE. ANY STOCKHOLDER PRESENT AT THE MEETING MAY REVOKE HIS PROXY AND VOTE PERSONALLY ON EACH MATTER BROUGHT BEFORE THE MEETING. HOWEVER, IF YOU ARE A STOCKHOLDER WHOSE SHARES ARE NOT REGISTERED IN YOUR OWN NAME, YOU WILL NEED ADDITIONAL DOCUMENTATION FROM YOUR RECORD HOLDER TO VOTE PERSONALLY AT THE MEETING.

                                    BY ORDER OF THE BOARD OF DIRECTORS



                                    /s/Allen Lloyd
                                    Allen Lloyd
                                    Secretary
Fayetteville, North Carolina
December 16, 1996

IMPORTANT: THE PROMPT RETURN OF PROXIES WILL SAVE THE COMPANY THE EXPENSE OF FURTHER REQUESTS FOR PROXIES IN ORDER TO INSURE A QUORUM AT THE MEETING. A SELF-ADDRESSED ENVELOPE IS ENCLOSED FOR YOUR CONVENIENCE. NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES.

                                PROXY STATEMENT
                                      OF
                          GREEN STREET FINANCIAL CORP
                               241 GREEN STREET
                      FAYETTEVILLE, NORTH CAROLINA  28301

                        ANNUAL MEETING OF STOCKHOLDERS
                               January 29, 1997


                                    General

      This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors of Green Street Financial Corp (the "Company") to be used at the Annual Meeting of Stockholders of the Company which will be held at the offices of the Company, 241 Green Street, Fayetteville, North Carolina, on January 29, 1997, 5:15 p.m. local time (the "Meeting"). The accompanying Notice of Annual Meeting of Stockholders and this Proxy Statement are being first mailed to stockholders on or about December 16, 1996. The Company acquired all of the outstanding stock of Home Federal Savings and Loan Association ("Association") issued in connection with the completion of the Association's mutual-to-stock conversion on April 3, 1996 (the "Conversion").

      At the Meeting, stockholders will consider and vote upon (i) the election of three directors, and (ii) the ratification of the appointment of McGladrey & Pullen, LLP, as independent auditors of the Company for the fiscal year ending September 30, 1997 and (iii) such other matters as may properly come before the meeting or any adjournments thereof. The Board of Directors of the Company (the "Board" or the "Board of Directors") knows of no additional matters that will be presented for consideration at the Meeting. Execution of a proxy, however, confers on the designated proxy holder discretionary authority to vote the shares represented by such proxy in accordance with their best judgment on such other business, if any, that may properly come before the Meeting or any adjournment thereof.


                      Voting and Revocability of Proxies

      Stockholders who execute proxies retain the right to revoke them at any time. Unless so revoked, the shares represented by such proxies will be voted at the Meeting and all adjournments thereof. Proxies may be revoked by written notice to the Secretary of the Company at the address above or by the filing of a later dated proxy prior to a vote being taken on a particular proposal at the Meeting. A proxy will not be voted if a stockholder attends the Meeting and votes in person. Proxies solicited by the Board of Directors will be voted in accordance with the directions given therein. Where no instructions are indicated, signed proxies will be voted "FOR" the nominees for directors set forth below and "FOR" the other listed proposal. The proxy confers discretionary authority on the persons named therein to vote with respect to the election of any person as a director where the nominee is unable to serve, or for good cause will not serve, and matters incident to the conduct of the Meeting.

                Voting Securities and Principal Holders Thereof

      Stockholders of record as of the close of business on December 11, 1996 (the "Record Date"), are entitled to one vote for each share of common stock of the Company (the "Common Stock") then held. As of the Record Date, the Company had 4,298,125 shares of Common Stock issued and outstanding.

      The articles of incorporation of the Company ("Articles of Incorporation") provide that in no event shall any record owner of any outstanding Common Stock which is beneficially owned, directly or indirectly, by a person who beneficially owns in excess of 10% of the then outstanding shares of Common Stock (the "Limit") be entitled or permitted to any vote with respect to the shares held in excess of the Limit. Beneficial ownership is determined pursuant to the definition in the Articles of Incorporation and includes shares beneficially owned by such person or any of his or her affiliates (as such terms are defined in the Articles of Incorporation), or which such person or any of his or her affiliates has the right to acquire upon the exercise of conversion rights or options and shares as to which such person or any of his or her affiliates or associates have or share investment or voting power, but neither any employee stock ownership or similar plan of the Company or any subsidiary, nor any trustee with respect thereto or any affiliate of such trustee (solely by reason of such capacity of such trustee), shall be deemed, for purposes of the Articles of Incorporation, to beneficially own any Common Stock held under any such plan.

      The presence in person or by proxy of at least a majority of the outstanding shares of Common Stock entitled to vote (after subtracting any shares held in excess of the Limit) is necessary to constitute a quorum at the Meeting. With respect to any matter, any shares for which a broker indicates on the proxy that it does not have discretionary authority as to such shares to vote on such matter (the "Broker Non-Votes") will be considered present for purposes of determining whether a quorum is present. In the event there are not sufficient votes for a quorum or to ratify any proposals at the time of the Meeting, the Meeting may be adjourned in order to permit the further solicitation of proxies.

      As to the election of directors (Proposal I), the proxy being provided by the Board enables a stockholder to vote for the election of the nominees proposed by the Board, or to withhold authority to vote for the nominees being proposed. Directors are elected by a plurality of votes of the shares present in person or represented by proxy at a meeting and entitled to vote in the election of directors.

      As to the ratification of independent auditors as set forth in Proposal II, by checking the appropriate box, a stockholder may: (i) vote "FOR" the item,
(ii) vote "AGAINST" the item, or (iii) vote to "ABSTAIN" on such item. Unless otherwise required by law, all other matters shall be determined by a majority of votes cast affirmatively or negatively without regard to (a) Broker Non-Votes or (b) proxies marked "ABSTAIN" as to that matter.

      Persons and groups owning in excess of 5% of the Common Stock are required to file certain reports regarding such ownership pursuant to the Securities Exchange Act of 1934, as amended (the "1934 Act"). The following table sets forth, as of the Record Date, persons or groups who own more than 5% of the Common Stock and the ownership of all executive officers and directors of the Company as a group. Other than as noted below, management knows of no person or group that owns more than 5% of the outstanding shares of Common Stock at the Record Date.


                                                                                  Percent of Shares of
                                                     Amount and Nature of             Common Stock
Name and Address of Beneficial Owner                 Beneficial Ownership             Outstanding
-------------------------------------                --------------------         --------------------
Home Federal Savings and Loan Association
Employee Stock Ownership Plan and Trust ("ESOP")
241 Green Street
Fayetteville, North Carolina 28301                         260,000(1)                      6.0%

The Shelton Companies
3600 One First Union Center
301 S. College Street
Charlotte, NC  28202                                       292,600(2)                      6.8%

All directors and executive officers of the Company
as a group (11 persons)                                    157,181(3)                      3.7%


---------------------------------
(1) The ESOP purchased such shares for the exclusive benefit of plan participants with funds borrowed from the Company. These shares are held in a suspense account and will be allocated among ESOP participants annually on the basis of compensation as the ESOP debt is repaid. The
      Board of Directors has appointed a committee consisting of Robert O. McCoy, Jr., Henry G. Hutaff, Sr. and Henry W. Holt to serve as the ESOP administrative committee ("ESOP Committee") and the ESOP trustees ("ESOP Trustee"). The ESOP Committee or the Board instructs the ESOP Trustee regarding investment of ESOP plan assets. The ESOP Trustee must vote all shares allocated to participant accounts under the ESOP as directed by participants. Unallocated shares and shares for which no timely voting direction is received, will be voted by the ESOP Trustee as directed by the Board of the Company or the ESOP Committee. As of the Voting Record Date, 6,500 shares have been allocated under the ESOP to participant accounts.

(2) Based upon a joint Schedule 13D filing made with the Securities and Exchange Commission on behalf of the Shelton Companies, the Shelton Foundation, Third Set, Inc., Charles M. Shelton, Jr., Jennifer K. Shelton, and Jane P. Norward, dated August 1996, showing sole voting and dispositive power with respect to 292,600 shares.

(3) Includes shares of Common Stock held directly as well as by spouses or minor children, in trust and other indirect ownership, over which shares the individuals effectively exercise sole voting and investment power, unless otherwise indicated. Includes no options that may be exercised within 60 days of the Record Date to purchase shares of Common Stock under the 1996 Stock Option Plan (the "1996 Stock Option Plan"). Includes no shares of Common Stock held by the restricted stock plan ("RSP") over which shares individuals in the named group exercise shared voting and investment power. See Director And Executive Officer Compensation. Excludes 257,290 shares held by the ESOP (260,000 shares minus 2,710 shares allocated to executive officers) over which certain directors, as trustees to the ESOP, exercise shared voting and investment power. Such individuals disclaim beneficial ownership with respect to such shares held by the ESOP.

             SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

      Section 16(a) of the 1934 Act requires the Company's officers and directors, and persons who own more than ten percent of the Common Stock, to file reports of ownership and changes in ownership of the Common Stock, on Forms 3, 4 and 5, with the Securities and Exchange Commission ("SEC") and to provide copies of those Forms 3, 4 and 5 to the Company. The Company is not aware of any beneficial owner of more than ten percent of its Common Stock. Based upon a review of the copies of the forms furnished to the Company, or written representations from certain reporting persons that no Forms 5 were required, the Company believes that all Section 16(a) filing requirements applicable to its officers and directors were complied with during the 1996 fiscal year.


       I - INFORMATION WITH RESPECT TO NOMINEES FOR DIRECTOR, DIRECTORS
                 CONTINUING IN OFFICE, AND EXECUTIVE OFFICERS

Election of Directors

      The Articles of Incorporation require that the Board of Directors be divided into three classes, each of which contains approximately one-third of the members of the Board. The directors are elected by the stockholders of the Company for staggered three-year terms, or until their successors are elected and qualified. The Board of Directors currently consists of nine members. Three directors will be elected at the Meeting to serve for a three-year term or until their successors have been elected and qualified.

      Norwood E. Bryan, Jr., Joseph H. Hollinshed and Henry W. Holt, have been nominated by the Board of Directors to serve as directors. Messrs. Bryan, Hollinshed and Holt are currently members of the Board and have been nominated for a three-year term to expire in 2000. It is intended that the persons named in the proxies solicited by the Board will vote for the election of the named nominees. If any of the nominees are unable to serve, the shares represented by all valid proxies will be voted for the election of such substitute as the Board of Directors may recommend or the size of the Board may be reduced to eliminate the vacancy. At this time, the Board knows of no reason why the nominees might be unavailable to serve.

      The following table sets forth information with respect to the nominees and the directors continuing in office, their name, age, the year they first became a director of the Company or the Association, the expiration date of their current term as a director, and the number and percentage of shares of the Common Stock beneficially owned. Each director of the Company is also a member of the Board of Directors of the Association. Beneficial ownership of executive officers and directors of the Company, as a group, is shown in the table under "Voting Securities and Principal Holders Thereof."




                                                                       Shares of
                                                                      Common Stock
                                                                      Beneficially
                                             Year First    Current     Owned as of
                                             Elected or    Term to     December 11,    Percent
                                   Age(1)   Appointed(2)   Expire     1996 (3)(4)(5)    Owned
                                   -----    ------------   -------    --------------   -------
Name and Title
--------------

BOARD NOMINEES FOR TERM TO EXPIRE IN 2000

Norwood E. Bryan, Jr.                61         1976        1997          40,000        --(7)
Director

Joseph H. Hollinshed                 61         1993        1997          15,000        --(7)
Director

Henry W. Holt                        56         1979        1997          26,820(6)     --(7)
Director

DIRECTORS CONTINUING IN OFFICE

Henry G. Hutaff, Sr.                 66         1974        1998          30,000(6)     --(7)
Vice Chairman of the Board and
Director

Robert O. McCoy, Jr.                 68         1971        1998           8,200(6)     --(7)
Chairman of the Board and
Director

John C. Pate                         70         1970        1998           6,292        --(7)
Senior Vice President and Director

John M. Grantham                     65         1984        1999          15,965        --(7)
Senior Vice President and Director

Robert G. Ray                        53         1993        1999           4,900        --(7)
Director

H. D. Reaves, Jr.                    59         1984        1999           7,784        --(7)
President, Chief Executive Officer
and Director


---------------------------------------------------
(1)   At September 30, 1996.
(2) Refers to the year the individual first became a director of the Company or the Association. During December 1995, all directors of the Association became directors of the Company at the time the Company was incorporated.
(3) Includes shares of Common Stock held directly as well as by spouses or minor children, in trust, and other indirect ownership, over which shares the individuals effectively exercise sole or shared voting and investment power, unless otherwise indicated.
(4)   Includes no stock options issued pursuant to the 1996 Stock Option Plan.
(5)   Includes no shares of Common Stock issued under the RSP.

(footnotes continued on next page).

(6) Excludes 260,000 shares of Common Stock held under the ESOP for which such individual serves as either a member of the ESOP Committee or as an ESOP Trustee. Such individual disclaims beneficial ownership with respect to shares held in a fiduciary capacity. The ESOP purchased such shares for the exclusive benefit of ESOP participants with funds borrowed from the Company. These shares are held in a suspense account and will be allocated among ESOP participants annually on the basis of compensation as the ESOP debt is repaid. The Board of Directors has appointed Messrs. Holt, Hutaff, and McCoy to serve on the ESOP Committee and to serve as ESOP Trustees. The ESOP Committee or the Board instructs the ESOP Trustee regarding investment of ESOP plan assets. The ESOP Trustees must vote all shares allocated to participant accounts under the ESOP as directed by ESOP participants. Unallocated shares and shares for which no timely voting direction is received will be voted by the ESOP Trustees as directed by the ESOP Committee. As of the Voting Record Date, 6,500 shares have been allocated under the ESOP to participant accounts.
(7)   Less than 1.0%.

Biographical Information

     Set forth below is certain information with respect to the directors, including director nominees and executive officers, of the Company. All directors and executive officers have held their present positions for five years unless otherwise stated.

     Norwood E. Bryan, Jr. has been director of the Association since 1976. Mr. Bryan is a 50% shareholder and the President of Bryan Pontiac-Cadillac Company, an automobile dealership, and is also involved in automotive rental and insurance businesses.

     John M. Grantham has been director of the Association since 1984 and has served as Senior Vice President since 1983. Mr. Grantham has been employed by the Association since 1961.

     Joseph H. Hollinshed has been director of the Association since 1993. He is a co-owner of Cape Fear Supply Co., Inc., a building supply store, and Comtech, Inc., a truss fabricating company.

     Henry W. Holt has been director of the Association since 1979 and has served as the Secretary of the Board since 1984. Mr. Holt is President of Holt Oil Co., Inc., an oil distributorship, a position he has held since 1993. Prior to that time, he served as Secretary and Treasurer at Holt Oil Co., Inc. Mr. Holt is also part owner of Holt Properties.

     Henry G. Hutaff, Sr. has been director of the Association since 1974 and has served as Vice Chairman of the Board of Directors since 1993. Mr. Hutaff is an executive with Coca Cola Bottling Company. Mr. Hutaff is also part owner of H.T.M. Investment Co. and The Mann Co.

     Robert O. McCoy, Jr. has been director of the Association since 1971 and has served as Chairman of the Board of Directors since 1993. Mr. McCoy is a realtor with McLean Real Estate Company.

     John C. Pate has been director of the Association since 1970. Mr. Pate served as President of the Association from 1976 until 1992. Mr. Pate provided consulting services for the Association after that date until 1995 when he became Senior Vice President. Mr. Pate has been employed with the Association since 1963.

     Robert G. Ray has been director of the Association since 1993. Mr. Ray is a member of the law firm Rose, Ray & O'Connor.

     H. D. Reaves, Jr. has been director of the Association since 1984 and has served as its President and Chief Executive Officer since 1992. Prior to that time he served as Executive Vice President. Mr. Reaves began his employment with the Association in 1962.

Nominations for Director

      Pursuant to Article II, Section 15 of the Company's Bylaws, nominations, other than those made by or at the direction of the Board of Directors, shall be made pursuant to a notice in writing to the Secretary of the Company that is delivered to, or mailed and received at, the principal executive offices of the Company not less than 60 days prior to the anniversary date of the immediately preceding annual meeting of stockholders of the Company; provided, however, that with respect to the first scheduled annual meeting, notice by the stockholder must be so delivered or received no later than the close of business on the tenth day following the day on which notice of the date of the scheduled meeting must be delivered or received no later than the close of business on the fifth day preceding the date of the meeting.

      Such stockholder's notice shall set forth (a) as to each person whom the stockholder proposes to nominate for election or re-election as a director and as to the stockholder giving the notice (i) the name, age, business address, and residence address of such person, (ii) the principal occupation or employment of such person, (iii) the class and number of shares of Common Stock which are beneficially owned by such person on the date of such stockholder notice, and
(iv) any other information relating to such person that is required to be disclosed in solicitations of proxies with respect to nominees for election as directors; and (b) as to the stockholder giving the notice (i) the name and address, as they appear on the Company's books, of such stockholder and any other stockholders known by such stockholder to be supporting such nominees and
(ii) the class and number of shares of Common Stock which are beneficially owned by such stockholder on the date of such stockholder notice and, to the extent known, by any other stockholders known by such stockholder to be supporting such nominees on the date of such stockholder notice. At the request of the Board of Directors, any person nominated by, or at the direction of, the Board for election as a director at an annual meeting shall furnish to the Secretary of the Company that information required to be set forth in a stockholder's notice of nomination which pertains to the nominee.

      The Board of Directors may reject any nomination by a stockholder not made in accordance with the requirements of the Bylaws. If the presiding officer at the meeting determines that a nomination was not made in accordance with the terms of the Bylaws, he shall so declare at the annual meeting and the defective nomination shall be disregarded.

Meetings and Committees of the Board of Directors

      The Board of Directors of the Company conducts its business through meetings of the Board. The Board of Directors of the Company did not have committees during the fiscal year ended September 30, 1996, but the committees of the Association's Board of Directors acted as committees for both the Company and the Association. During the fiscal year ended September 30, 1996, the Boards of Directors held 21 regular meetings and three special meetings. No director attended fewer than 75% of the total meetings of the Boards of Directors and committees during the time such director served during the fiscal year ended September 30, 1996.

      The Nominating Committee consists of the board of directors of the Company. The Nominating Committee, not a standing committee, met one time during the year ended September 30, 1996.

      The Audit Committee consists of non-employee Directors Bryan, Hutaff and Ray. The Audit Committee, a standing committee, meets at least once a year to supervise and meet with the auditors of the Association and to ensure the maintenance of proper internal controls. The Audit Committee met once during the year ended September 30, 1996.

      The Personnel and Compensation Committee consists of Directors Hollinshed, Holt and McCoy. The committee, a standing committee, reviews personnel policies, salaries and performance of officers and employees and recommends employee salaries to the Board of Directors. The committee met twice during the year ended September 30, 1996.


                  DIRECTOR AND EXECUTIVE OFFICER COMPENSATION

Director Compensation

      During calendar year 1995, each non-employee director of the Board of Directors received a monthly fee of $700, regardless of attendance. During calendar year 1996, this fee was $800. Additionally, each non-employee director received a fee of $200 per meeting attended. Each non-employee director who is a member of the Executive Committee, Personnel and Compensation Committee, Loan Committee or Audit Committee received $100 per meeting attended. Total fees paid to directors for the fiscal year ended September 30, 1996 were $82,100.

      Subsequent to the end of the 1996 fiscal year, directors received awards of stock options and restricted stock under the 1996 Stock Option Plan and the RSP.

Executive Officer Compensation

      The Company has no full time employees, but relies on the employees of the Association for the services required by the Company. All compensation paid to officers and employees is paid by the Association.

      Summary Compensation Table. The following table sets forth the cash and non-cash compensation awarded to or earned by the chief executive officer. No other executive officer of either the Association or the Company had a salary and bonus during the years ended September 30, 1996, and 1995 that exceeded $100,000 for services rendered in all capacities to the Association or the Company.


                                                                                    Long Term Compensation
                                          Annual Compensation                               Awards
                              -----------------------------------------------    ---------------------------

                                                                                                Securities
                                                                                 Restricted     Underlying           All
Name and                      Fiscal                            Other Annual        Stock      Options/SARs         Other
Principal Position             Year     Salary      Bonus      Compensation(1)     Award($)        (#)          Compensation(2)
------------------            ------    ------      -----      ---------------   -----------   -------------    ---------------
H. D. Reaves, Jr.              1996     $97,800    $9,800            $ --            --             --             $12,194
President and                                                                        --             --                  --
Chief Executive                1995     $96,000    $9,650            $ --            --             --                  --
Officer


-----------------------------------
(1) Aggregate value does not exceed the lesser of $50,000 or 10% of the named executive officer's total salary and bonuses for the year; (b) payments of above-market preferential earnings on deferred compensation; (c) payments of earnings with respect to long term incentive plans prior to settlement or maturity; (d) tax payment reimbursements; or (e) preferential discounts on stock.
(2) For fiscal year 1996, represents an allocation of 783.524 shares of Common Stock under the ESOP (based upon the closing price of the Common Stock of $15.5625 on September 30, 1996).

      Employment and Severance Agreements. The Association entered into an employment agreement with H.D.Reaves, Jr., President of the Association ("Agreement"). The Agreement has a three year term. Mr. Reaves' base compensation under the Agreement is $97,800. Under the Agreement, Mr. Reaves' employment may be terminated by the Association for "just cause" as defined in the Agreement. If the Association terminates Mr. Reaves without just cause, Mr. Reaves will be entitled to a continuation of his salary for a period of one year thereafter. In the event of the termination of employment in connection with any change in control of the Association during the term of the Agreement, Mr. Reaves will be paid in a lump sum amount equal to 2.99 times the five year average of his annual compensation. In the event of a change in control at September 30, 1996, Mr. Reaves would have been entitled to a severance payment of approximately $288,800.

      Pension Plan. The Association maintains a pension plan for the benefit of its employees (the "Pension Plan"). Any employee who became an employee before July 1, 1995 is eligible to participate in the Pension Plan on the first day of the month coinciding with or next following his or her first day of employment with the Association. Any employee who became an employee after July 1, 1995 is eligible to participate on the July 1 or January 1 coinciding with or next following his or her completion of one year of eligible service. A qualifying employee becomes fully vested in the Pension Plan upon completion of five years of qualifying service. The Pension Plan is intended to comply with the Employee Retirement Income Security Act of 1974, as amended ("ERISA").

      The Pension Plan provides for monthly payments or a lump sum payment to each participating employee at normal retirement age. Upon termination at or after age 65 and completion of 30 or more years of service, the annual retirement benefit would be determined based upon 45% of a participant's Final Average Compensation. Retirement benefits may be paid after age 55, in which case such benefits shall be reduced by an early retirement factor. Retirement benefits at age 65 with less than 30 years of service are also reduced proportionately. The Pension Plan also provides for payments in the event of disability or death. At September 30, 1996, Mr. Reaves, President, had 34 years of credited service under the Pension Plan. Pension expenses for the fiscal years ended 1996 and 1995 were $84,015, and $112,542, respectively.

      The following table shows the estimated annual benefits payable under the Pension Plan based on the respective employee's years of benefit service and applicable average annual salary, as calculated on the basis of single life annuity amounts under the Pension Plan. Benefits under the Pension Plan are not subject to offset for Social Security benefits.

Average Annual Salary                       Years of Benefit Service
---------------------                ---------------------------------------

                                       20                25       30 or more
                                     -------          --------    ----------

$ 20,000...............            $  6,000             7,500      $ 9,000
  40,000...............              12,000            15,000       18,000
  60,000...............              18,000            22,500       27,000
  80,000...............              24,000            30,000       36,000
 100,000...............              30,000            37,500       45,000
 120,000...............              36,000            45,000       54,000
 150,000...............              45,000            56,250       67,500


Compensation Committee Interlocks and Insider Participation

      The Personnel and Compensation Committee of the Association serves as the salary review committee for executive officers of the Company and the Association. The Personnel and Compensation Committee is a standing committee comprised of Directors Hollinshed, Holt and McCoy.

Report of the Personnel and Compensation Committee on Executive Compensation

      The Compensation Committee meets annually to review compensation paid to executive officers and to determine the compensation levels for all employees. The Compensation Committee reviews various published surveys of compensation paid to employees performing similar duties for depository institutions and their holding companies, with a particular focus on the level of compensation paid by comparable institutions in and around the Company's market area, including institutions with total assets of between $100 million and $200 million. Although the Compensation Committee does not specifically set compensation levels for executive officers based on whether particular financial goals have been achieved by the Company the Compensation Committee does consider the overall profitability of the Company when making these decisions. With respect to each particular employee, his or her particular contributions to the Company over the past year are also evaluated.

      During the fiscal year ended September 30, 1996, H. D. Reaves, Jr., President and Chief Executive Officer received an increase in salary from $96,000 to $97,800. The Compensation Committee will consider the annual compensation paid to chief executive officers of financial institutions in the State of North Carolina and surrounding states with assets of between $100 million and $200 million and the individual job performance of such individual in consideration of its specific salary increase decision with respect to compensation to be paid to the President in the future.

                            Stock Performance Graph

      Set forth below is a stock performance graph comparing the cumulative total shareholder return on the Common Stock with (a) the cumulative total stockholder return on stocks included in the Nasdaq Stock Market index and (b) the cumulative total stockholder return on stocks included in the Nasdaq Bank index, as prepared for Nasdaq by the Center for Research in Securities Prices ("CRSP") at the University of Chicago. All three investment comparisons assume the investment of $100 as of April 3, 1996 (the date of initial issuance of the Common Stock). All of these cumulative total returns are computed assuming the reinvestment of dividends. In the graph below, the periods compared were April 3, 1996 and the Company's fiscal year end of September 30, 1996.

      There can be no assurance that the Company's future stock performance will be the same or similar to the historical stock performance shown in the graph below. The Company neither makes nor endorses any predictions as to stock performance.

[GRAPHIC OMITTED-PLOTTING POINTS BELOW]

=======================================================
                                 4/03/96       9/30/96
-------------------------------------------------------
CRSP Nasdaq U.S. Index           $100.00       $110.46
-------------------------------------------------------
CRSP Nasdaq Bank Index           $100.00       $112.25
-------------------------------------------------------
Green Street Financial Corp      $100.00       $156.83
=======================================================

                CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

Certain Related Transactions

      No directors, executive officers, or immediate family members of such individuals were engaged in transactions with the Company or any subsidiary involving more than $60,000 during the year ended September 30, 1996. Furthermore, the Company had no "interlocking" relationships existing during the year ended September 30, 1996 in which (i) any executive officer is a member of the Board of Directors/Trustees of another entity, one of whose executive officers is a member of the Company's Board of Directors, or where (ii) any executive officer is a member of the compensation committee of another entity, one of whose executive officers is a member of the Company's Board of Directors. Robert G. Ray, Esq., is a director of the Company and the Association. He is also a member of the law firm of Rose, Ray, & O'Connor, which firm provides legal services to the Association.

      The Association, like many financial institutions, has followed a policy of granting various types of loans to officers, directors, and employees. All loans to executive officers and directors of the Association have been made in the ordinary course of business and on substantially the same terms and conditions, including interest rates and collateral, as those prevailing at the time for comparable transactions with the Association's other customers, and do not involve more than the normal risk of collectibility nor present other unfavorable features.

                 II -- RATIFICATION OF APPOINTMENT OF AUDITORS

      McGladrey & Pullen, LLP, was the Company's independent public accountant for the 1996 fiscal year. The Board of Directors of the Company presently intends to renew the Company's arrangement with McGladrey & Pullen, LLP to be its auditors for the fiscal year ended September 30, 1997. A representative of McGladrey & Pullen, LLP is expected to be present at the meeting to respond to stockholders' questions and will have the opportunity to make a statement if the representative so desires.

      Ratification of the appointment of the auditors requires the approval of a majority of the votes cast by the stockholders of the Company at the Meeting. The Board of Directors recommends that stockholders vote "FOR" the ratification of the appointment of McGladrey & Pullen, LLP, as the Company's auditors for the fiscal year ending September 30, 1997.


                                 OTHER MATTERS

      The Board of Directors is not aware of any business to come before the Meeting other than those matters described in this Proxy Statement. However, if any other matters should properly come before the Meeting, it is intended that proxies in the accompanying form will be voted in respect thereof in accordance with the judgment of the persons named in the accompanying proxy.

                                 MISCELLANEOUS

      The cost of soliciting proxies will be borne by the Company. The Company will reimburse brokerage firms and other custodians, nominees and fiduciaries for reasonable expenses incurred by them in sending proxy materials to the beneficial owners of Common Stock. In addition to solicitations by mail, directors, officers, and regular employees of the Company may solicit proxies personally or by telephone without additional compensation.

      The Company's Annual Report to Stockholders for the year ended September 30, 1996, including financial statements, will be mailed to all stockholders of record as of the close of business on December 11, 1996. Any stockholder who has not received a copy of such Annual Report may obtain a copy by writing to the Secretary of the Company. Such Annual Report is not to be treated as a part of the proxy solicitation material or as having been incorporated herein by reference.


                             STOCKHOLDER PROPOSALS

      In order to be eligible for inclusion in the Company's proxy materials for next year's Annual Meeting of Stockholders, any stockholder proposal to take action at such meeting must be received at the Company's executive offices at 241 Green Street, Fayetteville, North Carolina 28301, no later than August 18, 1997. Any such proposals shall be subject to the requirements of the proxy rules adopted under the 1934 Act.



                                   FORM 10-K

A COPY OF THE COMPANY'S ANNUAL REPORT ON FORM 10-K, FOR THE FISCAL YEAR ENDED SEPTEMBER 30, 1996, WILL BE FURNISHED WITHOUT CHARGE TO STOCKHOLDERS AS OF THE RECORD DATE UPON WRITTEN REQUEST TO THE SECRETARY, GREEN STREET FINANCIAL CORP, 241 GREEN STREET, FAYETTEVILLE, NORTH CAROLINA 28031.

                                    BY ORDER OF THE BOARD OF DIRECTORS


                                    /s/Allen Lloyd
                                    Allen Lloyd
                                    Secretary

Fayetteville, North Carolina
December 16, 1996

Annex A


                          GREEN STREET FINANCIAL CORP
                               241 GREEN STREET
                      FAYETTEVILLE, NORTH CAROLINA  28301
                        ANNUAL MEETING OF STOCKHOLDERS
                               January 29, 1997

      The undersigned hereby appoints the Board of Directors of Green Street Financial Corp (the "Company"), or its designee, with full powers of substitution, to act as attorneys and proxies for the undersigned, to vote all shares of Common Stock of the Company which the undersigned is entitled to vote at the Annual Meeting of Stockholders (the "Meeting"), to be held at the offices of the Company, 241 Green Street, Fayetteville, North Carolina, on January 29, 1997, at 5:15 p.m. and at any and all adjournments thereof, in the following manner:

                                                            FOR     WITHHELD

1.     The election as directors of the nominees
       listed below (except as marked to the                |_|        |_|
       contrary below):

       Norwood E. Bryan, Jr.
       Joseph H. Hollinshed
       Henry W. Holt

       (Instruction: To withhold authority to vote for any individual nominee, write that nominee's name on the space provided below)


------------------------------------------------------------------------------

                                                    FOR   AGAINST    ABSTAIN

2.     The ratification of the appointment of
       McGladrey & Pullen, LLP as independent
       auditors of Green Street Financial Corp,
       for the fiscal year ending September 30,
       1997.                                        |_|      |_|        |_|

In their discretion, such attorneys and proxies are authorized to vote on any other business that may properly come before the meeting or any adjournments thereof.

Note: Executing this proxy permits such attorneys and proxies to vote, in their discretion, upon such other business as may properly come before the Meeting or any adjournments thereof.

      The  Board  of  Directors   recommends  a  vote  "FOR"  the  above  listed
propositions.

THIS PROXY WILL BE VOTED AS DIRECTED, BUT IF NO INSTRUCTIONS ARE SPECIFIED, THIS PROXY WILL BE VOTED FOR EACH OF THE PROPOSITIONS STATED. IF ANY OTHER BUSINESS IS PRESENTED AT SUCH MEETING, THIS PROXY WILL BE VOTED BY THOSE NAMED IN THIS PROXY IN THEIR BEST JUDGMENT. AT THE PRESENT TIME, THE BOARD OF DIRECTORS KNOWS OF NO OTHER BUSINESS TO BE PRESENTED AT THE MEETING.

Annex B


                                 SCHEDULE 14A
                                (Rule 14a-101)

                    INFORMATION REQUIRED IN PROXY STATEMENT

                           SCHEDULE 14A INFORMATION
          Proxy Statement Pursuant to Section 14(a) of the Securities
                Exchange Act of 1934 (Amendment No.          )


Filed by the registrant [X]
Filed by a party other than the registrant [ ]

Check the appropriate box:
[ ] Preliminary Proxy Statement   [ ]   Confidential, for use of the Commission
                                        Only (as permitted by Rule 14a-6(e)(2))
[X] Definitive Proxy Statement
[ ] Definitive Additional Materials
[ ] Soliciting Material pursuant to ss. 240.14a-11(c) or ss. 240.14a-12

                          Green Street Financial Corp
               ------------------------------------------------
               (Name of Registrant as Specified in Its Charter)


   ------------------------------------------------------------------------
   (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of filing fee (Check the appropriate box):
  [X]       No fee required
  [ ]       Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and
            0-11.

      (1) Title of each class of securities to which transaction applies:


      (2) Aggregate number of securities to which transaction applies:


      (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11. (set forth the amount on which the filing fee is calculated and state how it was determined):


      (4) Proposed maximum aggregate value of transaction:


      (5)  Total fee paid:


  [ ]   Fee paid previously with preliminary materials.

  [ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

      (1) Amount previously paid:


      (2) Form, Schedule or Registration Statement No.:


      (3) Filing Party:


      (4) Date Filed:

               THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS

      Should the undersigned be present and elect to vote at the Meeting, or at any adjournments thereof, and after notification to the Secretary of the Company at the Meeting of the stockholder's decision to terminate this proxy, the power of said attorneys and proxies shall be deemed terminated and of no further force and effect. The undersigned may also revoke this proxy by filing a subsequently dated proxy or by written notification to the Secretary of the Company of his or her decision to terminate this proxy.

      The undersigned acknowledges receipt from the Company prior to the execution of this proxy of a Notice of Annual Meeting of Stockholders, a Proxy Statement dated December 16, 1996, and the 1996 Annual Report.



Dated:                   ,  1996
      -------------------


_______________________________           ______________________________
PRINT NAME OF STOCKHOLDER                 PRINT NAME OF STOCKHOLDER



_______________________________           ______________________________
SIGNATURE OF STOCKHOLDER                  SIGNATURE OF STOCKHOLDER


Please sign exactly as your name appears on this proxy. When signing as attorney, executor, administrator, trustee, or guardian, please give your full title. If shares are held jointly, each holder should sign.



PLEASE COMPLETE, DATE, SIGN, AND MAIL THIS PROXY PROMPTLY IN THE ENCLOSED POSTAGE-PREPAID ENVELOPE.